    As filed with the Securities and Exchange Commission on August 4, 1998


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                             --------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) July 20, 1998



                                 FRETTER, INC.
             (Exact Name of Registrant as Specified in Charter)



           Michigan            0-14611           38-1557359
        (State or Other      (Commission        (IRS Employer
        Jurisdiction of     File Number)     Identification No.)
        Incorporation)



            12501 Grand River
            Brighton, Michigan                       48116
 (Address of Principal Executive Offices)          (Zip Code)


                                (248) 213-3899
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
---------------------

          Fretter, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended June 30,
1998 that the Company filed with the United States Bankruptcy Court for Northern District of Ohio, Eastern Division on July 20, 1998 in connection with the Company's ongoing proceeding under chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 96-15177.


Item 7.   Exhibits.
------------------

(c)  Exhibits.
     --------

     99.1 Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended June 30, 1998 (1)

-------------
(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FRETTER, INC.


                              By /s/ J. Michael McLean
                                 --------------------------------------
                                 J. Michael McLean
                                 Controller

Date: August 4, 1998

                                 EXHIBIT INDEX
                                 -------------


 Exhibit
 Number               Document Description
---------  --------------------------------------------
  99.1     Monthly Operating Reports of Debtors and
           Debtors in Possession for the Period Ended
           June 30, 1998
=======================================================